MFS(R)/Sun Life Series Trust

Bond Series                                 Massachusetts Investors Trust Series
Capital Appreciation Series                 Mid Cap Growth Series
Capital Opportunities Series                Mid Cap Value Series
Core Equity Series                          Money Market Series
Emerging Growth Series                      New Discovery Series
Emerging Markets Equity Series              Research Series
Global Governments Series                   Research International Series
Global Growth Series                        Strategic Growth Series
Global Total Return Series                  Strategic Income Series
Government Securities Series                Strategic Value Series
High Yield Series                           Technology Series
International Growth Series                 Total Return Series
International Value Series                  Utilities Series
Massachusetts Investors Growth Stock Series Value Series

                      Supplement to the Current Prospectus


Effective immediately, the section under the caption "Pricing of Series Shares" in Section VII "Other Information" in the prospectus of the above-referenced series is replaced in its entirety by the following:

The price of each class of each series' shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of series shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the series' do not transact purchase, exchange or redemption orders.

To determine net asset value, each series' investments, except for Money Market Series, for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the series' investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

Under the series' valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the series' net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the series' net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the series' foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the series' net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the series' net asset value may differ from quoted or published prices for the same investments.

To determine net asset value, the Money Market Series' investments are generally valued at amortized cost.

Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem such shares.

Sun Life Assurance Company of Canada (U.S.) and its affiliates and New England Life Insurance Company are the designees of the Series Fund for receipt of purchase, exchange and redemption orders from contract holders. An order submitted to the Series Fund's designee by the valuation time will receive the net asset value next calculated, provided that the Series Fund receives notice of the order generally by 9:30 a.m. Eastern time on the next day on which the New York Stock Exchange is open for trading.

It is expected that the Money Market Series will have a positive net income at the time of each determination of net income. If for any reason net income is a negative amount, the Money Market Series may first offset the negative amount against the dividends declared during the month and may then, to the extent necessary, reduce the number of its outstanding shares by treating each shareholder as having contributed to the capital of the Money Market Series that number of full and fractional shares in the account of such shareholder which represents his or her proportion of the negative amount. Each shareholder of the Money Market Series will be deemed to have agreed to such contribution in these circumstances by his or her investment in the Money Market Series. This procedure will permit the net asset value per share of the Money Market Series to be maintained at a constant $1.00 per share. There can be no assurance that the Money Market Series will be able to maintain a stable net asset value of $1.00 per share, other than by such offset of dividends or reduction in the number of shares in a shareholder account.


                  The date of this supplement is April 1, 2006.